SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 30, 2001


                             MICREL, INCORPORATED
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                                  CALIFORNIA
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)


                 0-25236                            94-2526744
        -------------------------           -------------------------
        (Commission File Number)                 (I.R.S. Employer
                                                 Identification No.)

                2180 Fortune Drive, San Jose, CA            95131
           ---------------------------------------------------------
           (Address of Principal Executive Offices)       (Zip Code)


                                (408) 944-0800
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                     INFORMATION TO BE INCLUDED IN REPORT

Item 5.      Other Events.

   On May 31, 2001 Micrel, Incorporated ("Micrel") announced the closing of its acquisition of Kendin Communications Inc. A copy of the press release issued by Micrel announcing the closing of the acquisition is attached hereto and filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired
      -------------------------------------------

      Not Applicable.

(b)   Pro Forma Financial Information
      -------------------------------

      Not Applicable.

(c)   Exhibits
      --------

      99.1 Press Release of Micrel, Incorporated, dated May 31, 2001, announcing the completion of the acquisition of Kendin Communications Inc.


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MICREL, INCORPORATED
                                          (the Registrant)


                                        By: /s/ Raymond D. Zinn
                                            -------------------------
                                            Raymond D. Zinn
                                            President and
                                            Chief Executive Officer

Dated:  June 13, 2001

                                 EXHIBIT INDEX

Exhibit Number                    Description
--------------                    -----------
99.1                              Press release of Micrel, Incorporated,
                                  dated May 31, 2001, announcing the
                                  completion of the acquisition of
                                  Kendin Communications Inc.